                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 1999


                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                  --------------------------------------------
                         (STATE OR OTHER JURISDICTION OF
                                 INCORPORATION)


       0-22047                                               91-1710182
    ------------                                           -------------
    (Commission                                            (IRS Employer
    File Number)                                         Identification No.)


        999 Third Avenue, Suite 4700
         Seattle, Washington                                     98104
        ----------------------------                             -----
  (Address of principal executive offices)                     (Zip Code)


                                 (206) 447-1595

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 28, 1999, related to the Registrant's completion of the acquisition of IQC Corporation ("IQC") by means of a merger (the "Merger") of VA Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant with and into IQC, as set forth below and in the pages attached hereto:

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        See Exhibit 20.1 for the audited financial statements of IQC

(b)     UNAUDITED PRO FORMA FINANCIAL INFORMATION

        Pro Forma Condensed Combined Financial Information (Unaudited)

        The following unaudited Pro Forma Condensed Combined Financial Statements give effect to previously reported acquisitions, which include Haggle Online and USAOnline, Inc. and the business combination between Go2Net, Inc. ("Go2Net" or the "Company") and IQC Corporation ("IQC"). The Go2Net pro forma column represents the combined balances and results of operations for Go2Net, Inc., Haggle Online and USAOnline, Inc. to reflect the impact of previously reported acquisitions. This merger was accounted for under the purchase method of accounting in accordance with APB Opinion No.16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of IQC have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited pro forma combined condensed consolidated financial statements. The Unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of Go2Net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 29, 1998, Current Report on Form 8-K/A filed on July 2, 1999 and the historical financial statements and the notes thereto of IQC included herein.

        The unaudited pro forma condensed combined balance sheets have been prepared to reflect the previously reported acquisitions and the IQC Merger as if they occurred on March 31, 1999. The unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Go2Net for the year ended September 30, 1998, the previously reported acquisitions and IQC for the year ended December 31, 1998 and the six months ended March 31, 1999 as if the previously reported acquisitions and the IQC Merger occurred on October 1, 1997.

        The proforma combined balance sheets and statements of operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited financial statements and notes thereto of Go2Net for the year ended September 30, 1998, the unaudited financial statements and notes thereto for the six months ended March 31, 1999, Current Report on Form 8-K/A filed on July 2, 1999, and the audited financial statements and notes thereto of IQC for the year ended December 31, 1998. The proforma data is not necessarily indicative of the operating results or financial position that would have been achieved had the previously reported acquisitions and the Merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results and financial condition.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                                                           MARCH 31, 1999
                                                   ------------------------------
                                                      GO2NET                             PRO FORMA               PRO FORMA
                                                     PRO FORMA           IQC            ADJUSTMENTS               COMBINED
                                                   -------------    -------------      -------------          --------------
ASSETS
Current assets:
  Cash and cash equivalents ...................... $ 129,899,794    $           -      $           -          $  129,899,794
  Short-term investments .........................    44,294,249                -                  -              44,294,249
  Trade account receivables, net .................     2,061,140                -                  -               2,061,140
  Other accounts receivable ......................     1,046,105                -                  -               1,046,105
  Loan receivable from shareholder ...............             -          150,000                  -                 150,000
  Prepaid expenses ...............................       498,308            2,600                  -                 500,908
                                                   -------------    -------------      -------------          --------------
     Total current assets ........................   177,799,596          152,600                  -             177,952,196

Property and equipment, net ......................     1,292,136           59,636                  -               1,351,772
Other assets, net ................................       150,465                -                  -                 150,465
Intangible assets, net ...........................    29,093,943                -         19,999,582   (c)        49,093,525
Long term investments ............................     5,055,656                -                  -               5,055,656
Deposits .........................................       250,000                -                  -                 250,000
                                                   -------------    -------------      -------------          --------------

Total assets ..................................... $ 213,641,796    $     212,236      $  19,999,582           $ 233,853,614
                                                   -------------    -------------      -------------          --------------
                                                   -------------    -------------      -------------          --------------


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses .......... $   1,724,524    $       2,718      $           -          $    1,727,242
  Accrued compensation and benefits ..............       395,782                -                  -                 395,782
  Short term debt ................................        13,229                -                  -                  13,229
  Deferred revenue ...............................     1,429,914                -                  -               1,429,914
                                                   -------------    -------------      -------------          --------------
     Total current liabilities ...................     3,563,449            2,718                  -               3,566,167

Shareholders' equity:
Preferred stock ..................................   219,712,624                -                  -             219,712,624
Common stock .....................................    47,343,435          880,000           (880,000)  (a)        67,552,535
                                                                                          20,209,100   (c)
Accumulated deficit ..............................   (56,977,712)        (670,482)           670,482   (b)       (56,977,712)
                                                   -------------    -------------      -------------          --------------
     Total shareholders' equity ..................   210,078,347          209,518         19,999,582             230,287,447
                                                   -------------    -------------      -------------          --------------

     Total liabilities and shareholders' equity .. $ 213,641,796    $     212,236      $  19,999,582           $ 233,853,614
                                                   -------------    -------------      -------------          --------------
                                                   -------------    -------------      -------------          --------------

                             See accompanying notes.
                                       -3-

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                               YEAR ENDED
                                             SEPTEMBER 30,           YEAR ENDED
                                                 1998             DECEMBER 31, 1998
                                                GO2NET                                       PRO FORMA                 PRO FORMA
                                               PRO FORMA                 IQC                ADJUSTMENTS                 COMBINED
                                              ------------           ------------           ------------              ------------
Revenue ...................................   $  4,856,478           $    251,215           $          -              $  5,107,693
Cost of revenue ...........................      1,810,597                111,207                      -                 1,921,804
                                              ------------           ------------           ------------              ------------
          Gross profit ....................      3,045,881                140,008                      -                 3,185,889


Operating expenses:
  Sales and marketing .....................      1,299,150                 71,070                      -                 1,370,220
  Product development .....................      1,124,623                 79,008                      -                 1,203,631
  General and administrative ..............      2,088,612                149,816                      -                 2,238,428
  Amortization of intangible assets .......      9,697,981                      -              6,666,526(c)             16,364,507
  Merger and acquisition costs ............      1,035,494                      -                      -                 1,035,494
  Impairment loss .........................        398,126                      -                      -                   398,126
  Stock compensation ......................         16,443                      -                      -                    16,443
                                              ------------           ------------           ------------              ------------
          Total operating expenses ........     15,660,429                299,894              6,666,526                22,626,849
                                              ------------           ------------           ------------              ------------


Loss from operations ......................    (12,614,548)              (159,886)            (6,666,526)              (19,440,960)

Interest income, net ......................        508,405                      -                      -                   508,405
                                              ------------           ------------           ------------              ------------

Loss before taxes  ........................    (12,106,143)              (159,886)            (6,666,526)              (18,932,555)

Income taxes ..............................          1,327                      -                      -                     1,327
                                              ------------           ------------           ------------              ------------

Net loss ..................................   $(12,107,470)          $   (159,886)          $ (6,666,526)             $(18,933,882)
                                              ------------           ------------           ------------              ------------
                                              ------------           ------------           ------------              ------------

Basic and diluted net loss per share ......   $      (1.03)                                                           $      (1.60)

Number of shares used in computing
basic and diluted net
loss per share ............................     11,754,874                                       113,313                11,868,187


                             See accompanying notes.

      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                        SIX MONTHS ENDED MARCH 31, 1999
                                        -------------------------------
                                           GO2NET                              PRO FORMA          PRO FORMA
                                           PRO FORMA         IQC              ADJUSTMENTS          COMBINED
                                          ------------   ------------        ------------        -------------
 Revenue................................. $  7,025,425   $    281,195        $          -        $   7,306,620
 Cost of revenue.........................    1,638,607        102,205                   -            1,740,812
                                          ------------   ------------        ------------        -------------
           Gross profit..................    5,386,818        178,990                   -            5,565,808


 Operating expenses:
   Sales and marketing...................    2,143,217        100,299                   -            2,243,516
   Product development...................      817,693         63,185                   -              880,878
   General and administrative                2,013,593        149,628                   -            2,163,221
   Amortization of intangible assets         4,848,991              -           3,333,263 (c)        8,182,254
   Merger and acquisition costs                650,257              -                   -              650,257
   Stock compensation....................       77,267              -                   -               77,267
                                          ------------   ------------        ------------        -------------

           Total operating expenses......   10,551,018        313,112           3,333,263           14,197,393
                                          ------------   ------------        ------------        -------------


 Loss from operations....................   (5,164,200)      (134,122)         (3,333,263)          (8,631,585)

 Interest income, net....................      729,324              -                   -              729,324
                                          ------------   ------------        ------------        -------------

 Loss before taxes ......................   (4,434,876)      (134,122)         (3,333,263)          (7,902,261)

 Income taxes ...........................          250              -                   -                  250
                                          ------------   ------------        ------------        -------------

 Loss before preferred stock dividend....   (4,435,126)      (134,122)         (3,333,263)          (7,902,511)

 Preferred stock dividend                   52,930,286              -                   -           52,930,286
                                          ------------   ------------        ------------        -------------

 Loss applicable to common
 shareholders............................ $(57,365,412)  $   (134,122)       $ (3,333,263)       $ (60,832,797)
                                          ------------   ------------        ------------        -------------
                                          ------------   ------------        ------------        -------------

 Basic and diluted net loss per share.... $      (4.47)                                          $       (4.69)
                                          ------------   ------------        ------------        -------------
                                          ------------   ------------        ------------        -------------

 Number of shares used in computing
 basic and diluted net loss per share ...   12,844,634                            113,313           12,957,947


                             See accompanying notes.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  PERIODS COMBINED

The unaudited pro forma condensed combined balance sheets have been prepared to reflect the previously reported acquisitions and the IQC Merger as if they occurred on March 31, 1999. The unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Go2Net for the year ended September 30, 1998, the previously reported acquisitions and IQC for the year ended December 31, 1998 and the six months ended March 31, 1999 as if the previously reported acquisitions and the IQC Merger occurred on October 1, 1997.

2.  BASIS OF PRESENTATION

The combined balances and results of operations as of and for the six month period ended March 31, 1999, and for the period ended September 30, 1998, for Go2Net, Inc. and previously reported acquisitions, which include Haggle Online and USAOnline, Inc., are combined in the Go2Net pro forma column to reflect the impact of the previously reported acquisitions, as reported on the Current Report on Form 8-K/A filed on July 2, 1999.

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 113,313 shares of Go2Net Common Stock for all of the outstanding shares of IQC Common Stock in connection with the Merger at an exchange ratio of 0.0161875 shares of Go2Net Common Stock for each share of IQC Common Stock.

This merger was accounted for under the purchase method of accounting in accordance with APB Opinion No.16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of IQC have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited pro forma condensed combined financial statements.

3.  MERGER TRANSACTION COSTS

Go2Net and IQC incurred direct transaction costs of approximately $142,000 associated with the Merger, primarily for legal and accounting fees. These costs are a component of the purchase price. There can be no assurance that Go2Net will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

4.  PRO FORMA LOSS PER SHARE

The pro forma combined basic and diluted net loss per share is based on the combined weighted average number of common shares of Go2Net Common Stock and IQC Common Stock outstanding during the periods using the exchange ratio. All stock options and shares subject to repurchase rights have been excluded from the computation of pro forma combined basic and diluted net loss per share because all such securities are anti-dilutive for the periods presented.

5.  CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Go2Net and IQC. Certain amounts for IQC have been reclassified to conform with Go2Net's financial statement presentation. Pro forma adjustments were required to record goodwill and the related amortization expense as if the transactions occurred on October 1, 1997.

6.  PRO FORMA ADJUSTMENTS

         (a) To reflect the issuance of approximately 113,313 shares of Go2Net Common Stock and the assumption of all outstanding options in connection with the IQC Merger, for an aggregate purchase price of approximately $20 million, including approximately $142,000 of transaction costs.

         (b)      To eliminate the historical accumulated deficit of IQC.

         (c) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the Merger. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology. The book value of tangible assets and liabilities acquired are assumed to approximate fair value. The goodwill and substantially all other purchased intangible assets will be amortized on a straight line basis over approximately 3 years.

 (c)     EXHIBITS.

        The following exhibits are filed herewith:

        20.1 IQC Corporation audited financial statements for the years ended December 31, 1998 and 1997.

        20.2    Unaudited condensed financial statements of IQC

        20.3    Consent of Ernst & Young LLP, Independent Auditors

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          GO2NET, INC.




Date:  July 27, 1999                      By:  /s/ Russell C. Horowitz

                                               Russell C. Horowitz
                                               Chief Executive Officer,
                                               Chief Administrative Officer and
                                               Chief Financial Officer